UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             -----------------------

                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 14, 1997


                           ASSET INVESTORS CORPORATION
             (Exact name of registrant as specified in its charter)


            Maryland                            1-9360            84-1038736
(State or other jurisdiction of            (Commission File     (IRS Employer
 incorporation or organization)                Number)       Identification No.)

3600 South Yosemite Street, Suite 350                               80237
        Denver, Colorado                                          (Zip Code)
(Address of principal executive offices)

                                 (303) 793-2703
              (Registrant's telephone number, including area code)

                                 Not Applicable
                         (Former name or former address,
                          if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 14, 1997, Asset Investors Corporation (the "Registrant"), acquired seven manufactured housing communities, a 50% joint venture interest in another manufactured housing community and certain manufactured housing community management contracts from Brandywine Communities for an aggregate purchase price of $29,399,000. The consideration was $22,871,000 of cash, the assumption of $4,962,000 of existing debt, 363,372 shares of the Registrant's Common Stock and 91,760 partnership units issued by Asset Investors Operating
Partnership, a limited partnership of which the Registrant is the general partner. The partnership units are convertible, at the option of the holder, into cash or shares of the Registrant's Common Stock, as determined by the Registrant. The consideration was determined through arms length negotiations with Brandywine Communities.

         The eight communities are located in the Tampa, Florida area and consist of 1,540 home sites with the opportunity to develop and lease an additional 364 home sites on an earn-out basis. Under the earn-out agreement, the Registrant will advance all development costs to bring the home sites on line and earn a 10% per annum return on such advances. The Registrant will then acquire the developed home sites as they are absorbed at a cost of 50% of the sum of the advanced costs and the original purchase price of the home sites within the respective community. The manufactured housing community management contracts cover the eight communities acquired plus an additional four communities with 477 home sites located in the same market area.

         The Registrant also entered into an agreement with Brandywine Communities under which the two companies have the opportunity to enter into joint ventures to acquire any manufactured housing communities and manufactured housing community management operations identified by Brandywine Communities for future acquisition. The Registrant will receive a 10% preferred return on any advances made for such acquisitions.

         The Registrant generally intends to continue to utilize the assets acquired in the transaction in the same manner as they were employed prior to the acquisition as rental properties. Due to the Registrant's intent to acquire additional manufactured housing communities, the Registrant's future dividends and the taxable portion thereof cannot be estimated at this time.

         Some of the statements in this Form 8-K, as well as statements made by the Registrant in periodic press releases and oral statements made by the Registrant's officials to analysts and stockholders in the course of presentations about the Registrant and conference calls following quarterly earnings releases, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. The statements include projections of the Registrant's cash flow and dividends. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the Registrant to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include the following: general economic and business conditions; interest rate changes;
risks inherent in owning real estate or debt secured by real estate; competition; the availability of real estate assets at prices which meet the Registrant's investment criteria; the Registrant's ability to maintain or reduce expense levels and the Registrant's ability to complete its multi-step restructuring plan of which the acquisition described above is a part.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (A)      Financial Statements

                 Combined   Statements   of  Excess  of  Revenue  Over  Specific
                    Operating Expenses of the Brandywine Manufactured Home Communities for the Year Ended December 31, 1996 (audited) and the Period from January 1, 1997 to March 31, 1997 (unaudited)
                 Statements  of  Excess  of  Revenues  Over  Specific  Operating
                    Expenses of The Royal Palm Village Manufactured Home Community for the Year Ended December 31, 1996 (audited) and the Period from January 1, 1997 to March 31, 1997 (unaudited)

         (B)      Pro-forma Financial Information

                  Pro-forma  Condensed   Consolidated  Balance  Sheet  of  Asset
                    Investors Corporation and Subsidiaries as of March 31, 1997
                  Pro-forma Condensed  Consolidated Statement of Income of Asset
                    Investors  Corporation and Subsidiaries for the Three Months
                    Ended March 31, 1997
                  Pro-forma Condensed  Consolidated Statement of Income of Asset
                    Investors Corporation and Subsidiaries for the Year Ended December 31, 1996

         (C)      Exhibits

                      Exhibit No.                      Description
                      -----------                      -----------

                          2.1 Form of Mobile Home Park Purchase and Sale Agreement dated as of May 13, 1997, entered into in connection with the acquisition of six manufactured housing communities.

                        2.1(a) Royal Palm Joint Venture Agreement dated as of May 13, 1997, by and between Royal Palm Village, LLC and Asset Investors Operating Partnership, LP.

                        2.1(b)        Form   of   Assignment    and   Assumption
                                      Agreement   dated  as  of  May  13,  1997,
                                      entered  into  in   connection   with  the
                                      acquisition of Prime-Forest Partners.

                          23          Consent of  Independent Auditors - Ernst &
                                      Young LLP.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     ASSET INVESTORS CORPORATION

Date:  May 28, 1997
                                                     By: /s/ Kevin J. Nystrom
                                                         Kevin J. Nystrom
                                                         Chief Financial Officer

                         Report of Independent Auditors

Board of Directors and Stockholders
Asset Investors Corporation

We have audited the accompanying combined statement of excess of revenues over specific operating expenses for certain real estate properties ("The Brandywine Manufactured Home Communities") for the year ended December 31, 1996. This combined financial statement is the responsibility of The Brandywine Manufactured Home Communities' management. Our responsibility is to express an opinion on this combined financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined financial statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the combined financial statement of excess of revenues over specific operating expenses excludes certain expenses that would not be comparable to the operations of the properties after acquisition by Asset Investors Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 1) of The Brandywine Manufactured Home Communities for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

April 23, 1997

                  The Brandywine Manufactured Home Communities

                    Combined Statements of Excess of Revenues
                        Over Specific Operating Expenses




                                                                                                   Period from
                                                                                                    January 1,
                                                                                Year ended             1997
                                                                             December 31, 1996     to March 31,
                                                                                                       1997
                                                                            ----------------------------------------
                                                                                                   (unaudited)
  Revenues
     Rental                                                                   $      4,419,109   $      1,168,247
     Other                                                                              11,494              4,484
                                                                            ----------------------------------------
                                                                                     4,430,603          1,172,731

  Specific operating expenses
     Property operations and maintenance                                             1,544,644            412,125
     Real estate taxes                                                                 438,321            110,806
                                                                            ----------------------------------------
                                                                                     1,982,965            522,931
                                                                            ----------------------------------------

  Excess of revenues over specific operating expenses                         $      2,447,638   $        649,800
                                                                            ========================================




See accompanying notes.                                                        2

                  The Brandywine Manufactured Home Communities

               Notes to Combined Statements of Excess of Revenues
                        Over Specific Operating Expenses


1. Organization and Significant Accounting Policies

Description of Properties

The Brandywine Manufactured Home Communities (the "Communities") includes 7 manufactured home communities located in Florida. The Communities, which are under common management and control, have been summarized as follows:


              Community                               Location                  Number of Lots
--------------------------------------- -------------------------------------- -----------------

Stonebrook                              Homosassa Springs, Florida                     115
Forestview                              Homosassa, Florida                             171
Westwind I                              North Dunedin, Florida                         195
Westwind II                             North Dunedin, Florida                         189
Cardinal Court                          Largo, Florida                                 138
Park Royale                             North Pinellas, Florida                        258
Sun Valley Estates                      Tarpon Springs, Florida                        261
                                                                                     -----
                                                                                     1,327
                                                                                     =====


Basis of Accounting

The accompanying statements of revenues over specific operating expenses are presented on the accrual basis. These statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the property after acquisition, such as professional fees, property management fees, depreciation, amortization and interest.

Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents. Leases are for periods of up to one year, with rental payments due monthly.

                  The Brandywine Manufactured Home Communities

               Notes to Combined Statements of Excess of Revenues
                        Over Specific Operating Expenses


1. Organization and Significant Accounting Policies (continued)

Use of Estimates

The preparation of the financial statements of excess of revenues over specific operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Land Leases

Property operations and maintenance expense includes land lease expenses of $258,163 relating to two of the properties. The lease expense is based upon 20% of the gross rental income of each property, adjusted for lot care and maintenance expenses. One lease expires in the year 2069 and the other in the year 2073.

                         Report of Independent Auditors

Board of Directors and Stockholders
Asset Investors Corporation

We have audited the accompanying statement of excess of revenues over specific operating expenses for The Royal Palm Village Manufactured Home Community for the year ended December 31, 1996. This financial statement is the responsibility of the property's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement of excess of revenues over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 1, the financial statement of excess of revenues over specific operating expenses excludes certain expenses that would not be comparable to the operations of the properties after acquisition by Asset Investors Corporation. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the properties' revenues and expenses.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 1) of The Royal Palm Village Manufactured Home Community for the year ended December 31, 1996 in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

April 23, 1997

               The Royal Palm Village Manufactured Home Community

                        Statements of Excess of Revenues
                        Over Specific Operating Expenses





                                                                                                    Period from
                                                                                Year ended        January 1, 1997
                                                                               December 31,        to March 31,
                                                                                   1996                1997
                                                                            ----------------------------------------
                                                                                                    (unaudited)

  Revenues
     Rental                                                                   $        444,253   $        119,662
     Other                                                                                 817                  -
                                                                            ----------------------------------------
                                                                                       445,070            119,662

  Specific operating expenses
     Property operations and maintenance                                               178,378             45,413
     Real estate taxes                                                                  45,309             11,500
                                                                            ----------------------------------------
                                                                                       223,687             56,913
                                                                            ----------------------------------------

  Excess of revenues over specific operating expenses                         $        221,683   $         62,749
                                                                            ========================================




See accompanying notes.                                                        2

               The Royal Palm Village Manufactured Home Community

                        Statements of Excess of Revenues
                        Over Specific Operating Expenses


1. Organization and Significant Accounting Policies

Description of Property

The Royal Palm Village Manufactured Home Community is located in Haines City, Florida and includes 213 lots.

Basis of Accounting

The accompanying statements of revenues over specific operating expenses are presented on the accrual basis. These statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the property after acquisition, such as professional fees, property management fees, depreciation, amortization and interest.

Revenue Recognition

Rental income attributable to residential leases is recorded when due from residents. Leases are for periods of up to one year, with rental payments due monthly.

Use of Estimates

The preparation of the financial statements of excess of revenues over specific operating expenses in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

ITEM 7(B).

                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES
                 PRO-FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                 MARCH 31, 1997
                             (Amounts in thousands)
                                  (Unaudited)

                                                           As Previously            Pro-Forma             Pro-Forma
                                                             Reported              Adjustments             Results
                                                      ---------------------- ---------------------- ---------------------
Assets
   Cash and cash equivalents                              $     68,477           $    (22,871) (c)      $   45,606
   Investment in rental properties, net                             --                 26,570  (a)          26,570
   Investment in Commercial Assets                              19,627                     --               19,627
   Other assets, net                                               762                  3,187  (b)           3,949
                                                          ------------           ------------           ----------


      Total Assets                                        $     88,866           $      6,886           $   95,752
                                                          ============           ============           ==========

Liabilities
   Accounts payable and accrued liabilities               $      1,070           $        358  (c)      $    1,428
   Mortgage notes payable                                           --                  4,962  (c)           4,962
   Management fees payable                                       2,349                     --                2,349
                                                          ------------           ------------           ----------

      Total Liabilities                                          3,419                  5,320                8,739
                                                          ------------           ------------           ----------

Minority interest in operating partnership                          --                    316  (c)             316
                                                          ------------           ------------           ----------

Stockholders' Equity

   Common Stock                                                    248                      4  (c)             252
   Additional paid-in capital                                  228,759                  1,246  (c)         230,005


   Cumulative dividends                                       (240,727)                    --             (240,727)
   Cumulative net income                                        97,802                     --               97,802
                                                          ------------           ------------           ----------
     Dividends in excess of net income                        (142,925)                    --             (142,925)

   Unrealized holding losses on debt securities                   (635)                    --                 (635)
                                                          ------------           ------------           ----------

      Total Stockholders' Equity                                85,447                  1,250               86,697
                                                          ------------           ------------           ----------

      Total Liabilities and Stockholders' Equity          $     88,866           $      6,886           $   95,752
                                                          ============           ============           ==========


 See Notes to Pro-Forma Condensed Consolidated Financial Statements.


                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES
              PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 1997
                      (In thousands, except per share data)
                                   (Unaudited)
                                                                                   Pro-Forma Adjustments
                                                                          ---------------------------------------
                                                                                                Acquisition of
                                                                            Resecuritization    Manufactured
                                                          As Previously    of Non-agency MBS Housing Communities      Pro-Forma
    Revenues                                                 Reported            Bonds                                 Results
                                                       -----------------------------------------------------------------------------
        Non-agency MBS bonds                               $    2,000         $    (2,000) (d)    $       --         $       --
        Rental income                                              --                  --              1,168  (g)         1,168
        Equity in earnings of Commercial Assets                   464                  --                 --                464
        Equity in earnings of Royal Palm Joint Venture             --                  --                  2  (h)             2
        Property management fees                                   --                  --                 48  (i)            48
        Other income and expenses, net                             52                 830  (e)          (279) (j)           603
                                                           ----------         ------------        ----------         ----------
             Total revenues                                     2,516              (1,170)               939              2,285
                                                           ----------         -----------         ----------         ----------

    Expenses
        Management fees                                           277                (393) (f)           109  (k)            (7)
        Property operations and maintenance                        --                  --                412  (g)           412
        Real estate taxes                                          --                  --                111  (g)           111
        Property management expenses                               --                  --                 58  (i)            58
        General and administrative                                336                 (42) (d)            --                294
        Depreciation and amortization                              --                  --                265  (l)           265
        Interest expense                                           26                 (26) (e)           102  (m)           102
                                                           ----------         -----------         ----------         ----------
             Total expenses                                       639                (461)             1,057              1,235
                                                           ----------         -----------         ----------         ----------

    Net income before gain on resecuritization of
      non-agency MBS bonds                                      1,877                (709)              (118)             1,050

    Gain on resecuritization of non-agency MBS bonds            7,359                  --                 --              7,359
    Management fees on resecuritization of non-agency
      MBS bonds                                                (2,072)                 --                 --             (2,072)
                                                           ----------         -----------         ----------         ----------

    Net income                                             $    7,164         $      (709)        $     (118)        $    6,337
                                                           ==========         ===========         ==========         ==========

    Net income per share                                   $      .29                                                $      .25
                                                           ==========                                                ==========

    Weighted-average shares outstanding                        24,841                                                    25,204

       See Notes to Pro-Forma Condensed Consolidated Financial Statements.


                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES
              PRO-FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                      (In thousands, except per share data)
                                                                                     Pro-Forma Adjustments
                                                                            ---------------------------------------
                                                                                                   Acquisition of
                                                                              Resecuritization     Manufactured
                                                            As Previously    of Non-agency MBS       Housing             Pro-Forma
                                                               Reported            Bonds           Communities            Results
                                                          -------------------------------------------------------------------------
    Revenues                                                                                                           (unaudited)
        Non-agency MBS bonds                                 $   11,513         $   (11,513) (d)    $       --         $       --
        Rental income                                                --                  --              4,419  (g)         4,419
        Equity in earnings of Commercial Assets                   1,875                  --                 --              1,875
        Equity in earnings of Royal Palm Joint Venture               --                  --                 (3) (h)            (3)
        Property management fees                                     --                  --                191  (i)           191
        Other income and expenses, net                              136               3,329  (e)        (1,122) (j)         2,343
                                                             ----------         -----------         ----------         ----------
             Total revenues                                      13,524              (8,184)             3,485              8,825
                                                             ----------         -----------         ----------         ----------

    Expenses
        Management fees                                           1,793              (2,270) (f)           399  (k)           (78)
        Property operations and maintenance                          --                  --              1,545  (g)         1,545
        Real estate taxes                                            --                  --                438  (g)           438
        Property management expenses                                 --                  --                240  (i)           240
        General and administrative                                1,145                 (82) (d)            --              1,063
        Elimination of DERs                                         825                  --                 --                825
        Depreciation and amortization                                --                  --              1,059  (l)         1,059
        Interest expense                                             88                 (88) (e)           408  (m)           408
                                                             ----------         -----------         ----------         ----------
             Total expenses                                       3,851              (2,440)             4,089              5,500
                                                             ----------         -----------         ----------         ----------

    Net income before gain on resecuritization
      of non-agency MBS bonds                                     9,673              (5,744)              (604)             3,325

    Gain on resecuritization of non-agency MBS bonds                 --               7,359                 --              7,359
    Management fees on resecuritization of
      non-agency MBS bonds                                           --              (2,072)                --             (2,072)
                                                             ----------         -----------         ----------         ----------

    Net income                                               $    9,673         $      (457)        $     (604)        $    8,612
                                                             ==========         ===========         ==========         ==========

    Net income per share                                     $      .39                                                $      .35
                                                             ==========                                                ==========

    Weighted-average shares outstanding                          24,595                                                    24,958


 See Notes to Pro-Forma Condensed Consolidated Financial Statements.

                  ASSET INVESTORS CORPORATION AND SUBSIDIARIES
         NOTES TO PRO-FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                 (In thousands)
                                   (Unaudited)


         The pro-forma condensed consolidated balance sheet of the Registrant as of March 31, 1997, is presented as if the May 14, 1997, acquisition had occurred on March 31, 1997. The pro-forma condensed consolidated statements of income are presented as if the March 27, 1997 resecuritization of the non-agency MBS bonds and the May 14, 1997, acquisition transaction had occurred: (i) on January 1, 1997, for the statement of income for the three months ended March 31, 1997; and
(ii) on January 1, 1996, for the statement of income for the year ended December 31, 1996. In management's opinion, all adjustments necessary to reflect the resecuritization of the Registrant's non-agency MBS bond portfolio and the acquisition of manufactured housing communities and management contracts have been made. The unaudited pro-forma condensed consolidated financial statements should be read in conjunction with the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996, and the Quarterly Report on Form 10-Q for the quarterly period ended March 31, 1997.

         The unaudited pro-forma condensed consolidated financial statements are not necessarily indicative of what the actual financial position or results of operations would have been assuming the transactions had been completed as of the dates indicated, nor does it purport to represent the future financial position or results of operations of the Registrant.

(a)  Reflects  the  purchase  of   interests  in  seven   manufactured   housing
     communities for $25,875,000 plus closing costs of $695,000.

(b) Reflects $2,508,000 paid for the acquisition of the related manufactured housing community management contracts, $256,000 in advances and other costs for the acquisition of the 50% joint venture interest in an additional manufactured housing community and the acquisition of manufactured home inventory at a cost of $423,000.

(c) Reflects consideration for the manufactured housing communities and manufactured housing community management contracts of $22,871,000 of cash, 363,372 shares of Common Stock at $3.44 per share, 91,760 Operating Partnership Units at $3.44 each, the assumption of $4,962,000 of existing debt, and the assumption of $358,000 of other liabilities.

(d) Eliminates income from and expenses directly attributable to the non-agency MBS bonds as a result of the resecuritization.

(e) Reflects the assumption that a portion of the proceeds from the resecuritization of the non-agency MBS bonds is used to repay outstanding debt and the remaining proceeds are invested in short-term investments earning 5% per annum.

(f) Eliminates base fees and administrative fees on the non-agency MBS bonds and adjusts incentive fees based upon adjusted net income.

(g) Reflects adjustment for seven acquired communities from the Combined Statement of Excess of Revenues Over Specific Operating Expenses.

(h) Reflects the equity in the earnings from the 50% joint venture interest in another manufactured housing community.

(i) Reflects expenses of the manufactured housing community management business and income earned from the four managed communities not owned by the Registrant.

(j) Eliminates the short-term investment income at 5% per annum on the cash used to acquire the manufactured housing communities and management operations.

(k) Reflects base fees on assets acquired and additional incentive fees on improved earnings as a result of the acquisition of the manufactured housing communities and management operations (in thousands):

                            Three Months Ended              Year Ended
                               March 31, 1997           December 31, 1997
                          -----------------------     ---------------------

     Base fees                  $    77                      $    305
     Incentive fees                  32                            94
                                -------                      --------
       Total Adjustment         $   109                      $    399
                                =======                      ========

(l)  Reflects   depreciation   and   amortization  of  acquired  assets  on  the
     straight-line basis over the estimated useful lives of the assets. The estimated useful lives are 25 years for land improvements and buildings and 10 years for the cost of management contracts on communities not owned by the Registrant.

(m)  Reflects interest expense on the assumed debt at 8.25% per annum.